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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 5, 1999, incorporated by reference in the January 2, 1999 annual report on Form 10-K of LADD Furniture, Inc. and subsidiaries incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Registration Statement on Form S-4 of La-Z-Boy Incorporated.

KPMG LLP

Greensboro, North Carolina

December 22, 1999